Exhibit 99.1


       1.   Joint Filing.  Pursuant to Rule 13d-1(f)(1)(iii) of
Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this
Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

       2. Power of Attorney. Know all persons by these presents that each person whose signature appears below constitutes and appoints W. Robert Cotham, Mark L. Hart, Jr. and William P. Hallman, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments to the Schedule 13D filed on behalf of each of them with respect to their beneficial ownership of Kirby Corporation, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such person or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       DATED:    October 27, 1995


                                     TRINITY I FUND, L.P.,
                                     a Delaware limited partnership

                                     By:   TF INVESTORS, L.P.,
                                           a Delaware limited partnership,
                                           General Partner

                                     By:   TRINITY CAPITAL MANAGEMENT, INC.,
                                           a Delaware corporation,
                                           General Partner

                                     By:/s/ W. R. Cotham
                                              W. R. Cotham,
                                              Vice President


                                     TF INVESTORS, L.P.,
                                     a Delaware limited partnership

                                     By:   TRINITY CAPITAL MANAGEMENT, INC.,
                                           a Delaware corporation,
                                           General Partner

                                     By:/s/ W. R. Cotham
                                              W. R. Cotham,
                                              Vice President



                                     TRINITY CAPITAL MANAGEMENT, INC.,
                                     a Delaware corporation

                                     By:/s/ W. R. Cotham
                                              W. R. Cotham,
                                              Vice President


                                     PORTFOLIO A INVESTORS, L.P.,
                                     a Delaware limited partnership

                                     By: PORTFOLIO ASSOCIATES, INC.,
                                            a Delaware corporation,
                                            General Partner

                                     By:/s/ W. R. Cotham
                                              W. R. Cotham,
                                              Vice President


                                     PORTFOLIO ASSOCIATES, INC.,
                                     a Delaware corporation

                                     By:/s/ W. R. Cotham
                                              W. R. Cotham,
                                              Vice President

                                     /s/ W. R. Cotham
                                     W. R. Cotham,
                                     Attorney-in-Fact for:

                                           THOMAS M. TAYLOR (1)
                                           THE BASS MANAGEMENT TRUST (2)
                                           PERRY R. BASS (3)
                                           NANCY LEE BASS (4)
                                           SID R. BASS MANAGEMENT TRUST (5)
                                           SID R. BASS (6)
                                           LEE M. BASS (7)
                                           E. P. BASS (8)


(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Thomas M. Taylor previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of The Bass Management Trust previously has been filed with the Securities and Exchange Commission.

(3) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Perry R. Bass previously has been filed with the Securities and Exchange Commission.

(4) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Nancy L. Bass previously has been filed with the Securities and Exchange Commission.

(5) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Sid R. Bass Management Trust previously has been filed with the Securities and Exchange Commission.

(6) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Sid R. Bass previously has been filed with the Securities and Exchange Commission.

(7) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Lee M. Bass previously has been filed with the Securities and Exchange Commission.

(8) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of E. P. Bass previously has been filed with the Securities and Exchange Commission.